Exhibit 10.1
FIFTH AMENDMENT TO GUARANTY
THIS FIFTH AMENDMENT TO GUARANTY (this “Amendment”), dated as of September 30, 2024, is entered into by and between MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns, “Buyer”), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guaranty (as defined below) or the Master Repurchase Agreement (as defined below), as the context requires.
WITNESSETH:
WHEREAS, GP COMMERCIAL MS LLC (f/k/a TH Commercial MS II, LLC), a Delaware limited liability company (“Seller”) and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 27, 2017, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 21, 2019, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty, dated as of September 25, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 25, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 14, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 22, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 20, 2022, as further amended by that certain Twelfth Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 24, 2023, and as further amended by that certain Thirteenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2024 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);
WHEREAS, in connection with the Master Repurchase Agreement, Guarantor executed and delivered to Buyer that certain Guaranty, dated as of June 28, 2017, as amended by that certain First Amendment to Guaranty, dated as of December 17, 2019, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty, dated as of September 25, 2020, as further amended by that certain Third Amendment to Guaranty, dated as of March 22, 2022, and as further amended by that certain Fourth Amendment to Guaranty, dated as of August 3, 2023 (as the same has been or may be further amended, modified and/or restated from time to time, the “Guaranty”); and
WHEREAS, Guarantor and Buyer have agreed, subject to the terms and conditions hereof, that the Guaranty shall be amended as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Guaranty. The Guaranty is hereby amended as follows:
(a)Section 9(a)(ii) of the Guaranty is hereby amended and restated in its entirety as follows:
“(ii) Minimum Tangible Net Worth. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit its Tangible Net Worth to be less than Six Hundred Million Dollars ($600,000,000.00), plus (y) seventy-five percent (75%) of the aggregate net cash proceeds of any equity issuances made by Guarantor after September 30, 2024

(net of underwriting discounts and commissions and other out-of-pocket costs and expenses incurred by Guarantor and its Affiliates in connection with such equity issuance).”
(b)Section 9(a)(iv) of the Guaranty is hereby amended and restated in its entirety as follows:
“(iv) Minimum Interest Expense Coverage Ratio. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit the ratio of (i) all amounts set forth on an income statement of Guarantor and its consolidated Subsidiaries prepared in accordance with GAAP for interest income (excluding the impact of one-time reversals of accrued interest income deemed uncollectible pursuant to the Guarantor’s policies, limited to the amount of such income earned prior to the trailing four (4) fiscal quarter period) for the period of four (4) consecutive fiscal quarters ended on or most recently prior to such date of determination to (ii) the Interest Expense of Guarantor and its consolidated Subsidiaries for such period, to be less than:
(i)1.20 to 1.00, for fiscal quarter ending September 30, 2024;
(ii)1.10 to 1.00, for fiscal quarter ending December 31, 2024;
(iii)1.15 to 1.00, for fiscal quarter ending March 31, 2025;
(iv)1.20 to 1.00, for fiscal quarter ending June 30, 2025;
(v)1.20 to 1.00, for fiscal quarter ending September 30, 2025;
(vi)1.20 to 1.00, for fiscal quarter ending December 31, 2025; and
(vii)1.30 to 1.00, for all fiscal quarters thereafter.”
2.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)This Amendment shall be duly executed and delivered by Guarantor and Buyer; and
(b)Payment by the Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby;
3.Representations and Warranties of Guarantor. On and as of the date hereof, after giving effect to this Amendment, Guarantor hereby represents and warrants to Buyer that:
(a)no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by such party of this Amendment;
(b)all representations and warranties of Guarantor contained in the Guaranty are true and correct in all respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date);
(c)no amendments have been made to the organizational documents of Guarantor, Seller or Pledgor since June 28, 2017, other than those certain Certificates of Amendment filed September 3, 2019 changing the names of Seller and Pledgor and the supplemental articles filed with respect to the issuance of authorized (but previously unissued) preferred stock in the Guarantor, copies of which have been provided to Buyer;
(d)Guarantor is duly authorized to execute and deliver this Amendment.
4.Continuing Effect; Reaffirmation of Guaranty.
(a)As amended by this Amendment, all terms, covenants and provisions of the Guaranty are ratified and confirmed by the respective parties thereto and shall remain in full force and effect. In addition, any and all guaranties (as amended hereby) and indemnities for the benefit of Buyer, and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
(b)Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Guaranty and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor under or in connection with the Master Repurchase Agreement, the Guaranty or any other document executed in connection therewith to which Seller or Guarantor is a party.
5.Binding Effect; No Partnership. The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.
6.Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own electronic signature, (b) accepts the electronic signature of each other party to this Amendment, and (c) agrees that such electronic signatures shall be the legal equivalent of manual signatures. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include electronic signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.
7.Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Governing Law; Submission to Jurisdiction, Etc. The provisions of Sections 15 and 17 of the Guaranty are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Guaranty in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty, as amended hereby, unless the context expressly requires otherwise.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:
MORGAN STANLEY BANK, N.A., a national
banking association

By:    /s/ WILLIAM P. BOWMAN
Name: William P. Bowman
Title: Authorized Signatory
[Signature Page –Fifth Amendment to Guaranty]

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a
Maryland corporation

By:    /s/ MICHAEL KARBER
    Name: Michael Karber
Title: General Counsel
[Signature Page –Fifth Amendment to Guaranty]